UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a.101)
INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.     )

Filed by Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under § 240.14a-12

MultiSensor AI Holdings, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

2025

You May Vote Your Proxy When You View The Material On The Internet. You Will Be Asked To Follow The Prompts To Vote Your Shares.

MultiSensor AI Holdings, Inc.
c/o Continental Proxy Services
1 State Street, New York NY 10004

MultiSensor AI

MultiSensor AI Holdings, Inc.

2105 West Cardinal Drive
Beaumont, Texas 77705

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

to be held on
Wednesday, June 4, 2025
at 10:00 AM CT

*Shareholders are cordially invited to attend the Annual Meeting and vote in person. At the meeting, you will need to request a ballot to vote your shares.

Dear Shareholder,

The 2025 Annual Meeting of Shareholders of MultiSensor AI Holdings, Inc. will be held at the offices of Haynes and Boone, LLP at 1221 McKinney St. #4000, Houston, TX 77010 on Wednesday, June 4, 2025, at 10:00 AM (local time).

Proposals to be considered at the Annual Meeting:

1. To elect Margaret Chu, Stuart V Flavin III, Daniel Friedberg, David Gow and Petros Kitsos as directors to hold office until the Company's annual meeting of stockholders to be held in 2026 and until their respective successors have been duly elected and qualified;
2. To ratify the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for 2025;
3. To approve an amendment to the Company's 2023 Incentive Award Plan to increase the number of shares of common stock reserved for issuance pursuant to awards;
4. To approve an adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the Annual Meeting to approve Proposal 3; and
5. To transact such other business as may properly come before the Annual Meeting or any continuation, postponement or adjournment thereof.

The Board of Directors recommends a vote "FOR" all nominees under Proposal 1, and "FOR" Proposals 2, 3 and 4.

Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated, and returned the proxy card.

Vote Your Proxy on the Internet:

Go to http://www.cstproxyvote.com
Have your notice available when you access the above website. Follow the prompts to vote your shares.

CONTROL NUMBER

The Proxy Materials are available for review at:
https://www.cstproxy.com/multisensorai/2025

2025 ACCESSING YOUR PROXY MATERIALS ONLINE Have this notice available when you request a paper copy of the proxy materials or to vote your proxy electronically. You must reference your Control number. REQUESTING A PAPER COPY OF THE PROXY MATERIALS By telephone please call 1-888-266-6791, or By logging on to https://www.cstproxy.com/multisensorai/2025 or By email at: proxy@continentalstock.com Please include the company name and your control number in the subject line. MULTISENSOR AI HOLDINGS, INC. 2105 West Cardinal Drive Beaumont, Texas 77705 Important Notice Regarding the Availability of Proxy Materials For the 2025 Annual Meeting of Shareholders to be Held On June 4, 2025 The following Proxy Materials are available to you to review at: https://www.cstproxy.com/multisensorai/2025 - the Company’s Annual Report for the year ended December 31, 2024. - the Company’s 2025 Proxy Statement. - the Proxy Card. - any amendments to the foregoing materials that are required to be furnished to shareholders. This is not a ballot. You cannot use this notice to vote your shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. If you would like to receive a paper or e-mail copy of these documents, you must request one. There is no charge for such documents to be mailed to you. Please make your request for a copy as instructed below on or before May 21, 2025 to facilitate a timely delivery. You may also request that you receive paper copies of all future proxy materials from the Company.